UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2007

First Commonwealth Financial Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 North Sixth Street, Indiana, PA	15701
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	Compensation arrangements of certain officers

On April 10, 2007, the Compensation Committee of the Board of Directors of First Commonwealth Financial Corporation approved the terms of a short term incentive compensation plan for 2007, and on June 12, 2007, the Compensation Committee approved a long term incentive compensation plan for 2007 through 2009. These incentive compensation plans entitle certain executive officers, including John J. Dolan, President and Chief Executive Officer, Edward J. Lipkus, III, Executive Vice President and Chief Financial Officer, Sue A. McMurdy, Executive Vice President and Chief Information Officer, and David R. Tomb, Jr., Senior Vice President, Secretary and Treasurer (referred to as the “named executive officers”), to receive cash awards based on the attainment of certain performance objectives established in the plans.

2007 Short Term Incentive Compensation Plan

Under the terms of the 2007 short term incentive compensation plan, each participating executive will be awarded a cash bonus equal to a percentage of his or her base salary subject to the attainment of First Commonwealth’s corporate performance goals and the individual’s performance goals during 2007. The corporate performance goals under the short term incentive plan consist of revenue growth, return on equity, earnings per share growth, growth in the number of households served and growth in the number of services provided per household. Individual performance goals are established by the Chief Executive Officer and reviewed by the Compensation Committee of First Commonwealth’s Board of Directors. For purposes of determining annual incentive awards, corporate financial goals are assigned a weighting of 70% and individual goals are assigned a weighting of 30%.

The potential cash award for each named executive officer under the 2007 short term incentive compensation plan is as follows:

Named Executive Officer	Threshold Incentive Opportunity	Target Incentive Opportunity	Maximum Incentive Opportunity
	(as a percentage of base salary)
John J. Dolan	25%	50%	75%
Edward J. Lipkus, III	17.5%	35%	52.5%
Sue A. McMurdy	12.5%	25%	37.5%
David R. Tomb, Jr.	12.5%	25%	37.5%

2007-2009 Long Term Incentive Compensation Plan

Under the terms of the 2007-2009 long term incentive compensation plan, each participating executive will be awarded a cash bonus equal to a percentage of his or her base salary subject to the attainment of First Commonwealth’s corporate performance goals during the three-year period ending December 31, 2009. The corporate performance goals under the long term incentive compensation plan consist of First Commonwealth’s average return on equity, cumulative revenue and cumulative earnings per share during that three-year period relative to targets established by the Board.

The potential cash award for each named executive officer under the 2007-2009 long term incentive compensation plan is as follows:

Named Executive Officer	Threshold Incentive Opportunity	Target Incentive Opportunity	Maximum Incentive Opportunity
	(as a percentage of base salary)
John J. Dolan	25%	50%	75%
Edward J. Lipkus, III	17.5%	35%	52.5%
Sue A. McMurdy	12.5%	25%	37.5%
David R. Tomb, Jr.	12.5%	25%	37.5%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 25, 2007

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/S/ EDWARD J. LIPKUS, III
Edward J. Lipkus, III
Executive Vice President and Chief Financial Officer